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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 2004


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                                              76-0506313
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)



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ITEM 5.  OTHER EVENTS

         On April 7, 2004, Group 1 Automotive, Inc., a Delaware corporation, announced that G. Wade Stubblefield has been appointed vice president and corporate controller effective May 1, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

           99.1 Press Release of Group 1 Automotive, Inc. dated as of April 7, 2004 announcing the appointment of G. Wade Stubblefield.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Group 1 Automotive, Inc.


    April 7, 2004                        By:    /s/ B.B. Hollingsworth, Jr.
---------------------                       ------------------------------------
        Date                                B.B. Hollingsworth, Jr.
                                            Chairman, President and
                                            Chief Executive Officer


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                                INDEX TO EXHIBITS


     (c) Exhibits

           99.1 Press Release of Group 1 Automotive, Inc. dated as of April 7, 2004 announcing the appointment of G. Wade Stubblefield.